                               THE LAMAR COMPANIES

                                BULLETIN CONTRACT

CUSTOMER NAME:             MEL RANSOM
STREET ADDRESS:            2015 BIRD CREEK TERRACE
MAILING ADDRESS:           P.O. BOX
CITY:                      TEMPLE
STATE: TX   ZIP:           76503
CONTACT PERSON:            MEL RANSOME
TELEPHONE:                 254- 718-1957
FAX:                       254-771-1053

ADVERTISER:                COMMUNICATE NOW
CUST A/C#                           127029-1
NAT'L/LOCAL:               LOCAL
DESIGN:                    BIZFINDERS
VINYL:                     YES
SECTIONS:                  TERM 12 MONTHS   ROTARY/PERM
REG-START DATE:            NOV, 25 2000

                      THIS INFORMATION FOR OFFICE USE ONLY:

BILLING START DATE:        11/25/00
GROSS MONTHLY BILLING:
COMMISSION:
PRODUCT CODE:
ACCOUNT EXEC.CODE:
BILLING END DATE:          11/24/00
POLITICAL:
CO-OP:
NAT'L CONTRACT NO:
SPLIT BILLING:

PANEL NO:    MARKET CODE:    LACATION DESCRIPTION:
25                        ROTARY                  KUACO ROTARY
32                        ROTARY                  KILEEN ROTARY
27                        ROTARY                  TEMPLE ROTARY

SIZE OF BULLEITN:          PRICE PER MONTH:
14X48                     1333/NET
14X48                     1384/NET
14X48                     1334/NET

             THE TERMS ON THE SECOND PAGE ARE PART OF THIS CONTRACT

ADVERTISER AUTHORIZES AND INSTRUCTS THE LAMAR CORPORATION TO DISPLAY IN A GOOD
AND WORKLIKE MANNER, AND TO MAINTAIN FOR THE TERMS SET FORTH ABOVE, OUTDOOR
ADVERTISING DISPLAYS DESCRIBED ABOVE OR ON THE ATTACHED LIST. IN CONSIDERATION
HEREOF, ADVERTISER AGREES TO PAY. THE LAMAR COMPANIES ALL CONTRACT AMOUNTS
WITHIN 30 DAYS AFTER THE DATE OF BILLING. ADVERTISER ACKNOWLEDGES AND AGREES TO
BE BOUND BY THE TERMS AND CONDITIONS CONTAINED ON BOTH PAGES OF THIS ONTRACT.

*NON-CANCLEABLE , INCLUDES 3 VINYLS 14X48 PRODUCTION AND ARTWORK (SEE BACK)

THE UNDERSIGNED REPRESENITIVE OR AGENT OR ADVERTISER HEREBY WARRENTS TO THE
LAMAR CORPORATION, THAT HE IS THE VICE PRESIDENT OF THE ADVERTISER AND IS
AUTHORIZED TO EXECUTE THIS CONTRACT ON BEHALF OF ADVERTISER.

/s/
ACCOUNT EXECUTIVE                    ADVERTISER                  COMMUNICATE NOW

COMPANY: LAMAR OF TEMPLE           BY:  /s/ Mel Ransom             Mel Ransom

THIS CONTRACT IS NOT BINDING UTIL ACCPTED BY THE GENERAL MANAGER OF A LAMAR
OUTDOOR ADVERTISING COMPANY.

ACCEPTED:                               THE LAMAR COMPANIES
DATE: 1-08-01                           BY:  /s/
                                        GENERAL MANGER

                                     AGENCY

THE AGENCY REPRESENTING THIS ADVERTISER INT HIS CONTRACT EXECUTE THIS CONTRACT
AS AN AGENT FOR A DISCLOSED PRINCIPAL, BUT HEREBY EXPRESSLY AGREES TO BE LIABLE
JOINTLY AND SEVERALLY AND IN SOLIDO  WITH ADVERTISER FOR THE FULL AND FAITHFUL
PERFORMANCE OF ADVERTISER'S OBLIGATIONS HEREUNDER. AGENCY WAIVES NOTICE OF
DEFAULT AND CONSENTS TO ALL EXTENSIONS OF PAYMENT.

AGENCY:   N/A                                   STREET ADRESS:
DATE:                                           MAILING ADRESS:
BY:
CITY:
STATE:
ZIP CODE: